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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 1998

                               SPRINT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           KANSAS                        0-4721                       48-0457967
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                                                            (I.R.S. EMPLOYER IDENTIFICATION
  (STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)                 NO.)
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
         2330 SHAWNEE MISSION PARKWAY,
                WESTWOOD, KANSAS                                          66205
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (913) 624-3000

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

  On October 14, 1998, Sprint Corporation ("Sprint") commenced mailing its Proxy Statement/Prospectus (the "Proxy Statement") in connection with a special meeting of stockholders of Sprint to be held November 13, 1998. Sprint is asking its stockholders to vote upon and approve Sprint's tracking stock proposal which provides for, among other things, (1) the creation of the PCS Group and the FON Group, (2) Sprint's acquisition of 100% of the ownership and control of the wireless telephony businesses currently operating under the Sprint PCS(R) brand name (other than a 40.8% minority interest in the wireless telephone business that serves the Los Angeles, San Diego and Las Vegas areas) (the "PCS Restructuring"), (3) the tax-free recapitalization of Sprint's outstanding publicly-traded common stock into two newly created classes of Sprint common stock: PCS Stock and FON Stock (together with a similar recapitalization of Sprint's outstanding Class A common stock, the "Recapitalization"), and (4) the issuance of additional PCS Stock in an underwritten initial public offering (the "IPO").

  On October 28, 1998, Sprint announced that it had elected to proceed with the Recapitalization at the closing of the PCS Restructuring and delay the planned IPO due to current general market conditions. Sprint will continue to evaluate market conditions and may proceed with a public offering of the PCS Stock at a later date.

  On October 29, 1998, Sprint announced that Sprint Capital Corporation, a wholly-owned subsidiary of Sprint, will proceed with a debt offering of $2-3 billion of senior unsecured debt securities to be unconditionally guaranteed by Sprint. The proceeds are expected to be used to repay existing indebtedness.

  Sprint is making available, as Exhibit 99.1, the audited consolidated financial results of Sprint and the audited combined financial results of the FON Group, the PCS Group and Sprint Spectrum Holding Company combined with MinorCo and PhillieCo as well as certain other information contained in the Proxy Statement updated to reflect (1) financial results and other information for the nine months ended September 30, 1998, (2) the delay of the planned IPO, and (3) the planned debt offering. Terms used in Exhibit 99.1 and not defined therein have the meanings assigned to such terms in the Proxy Statement.

  Exhibit 99.1 to this Form 8-K is incorporated by reference into this Item 5 and the foregoing description of such documents are qualified in their entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits

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
 23.1 Consent of Ernst & Young LLP
 23.2 Consent of Deloitte & Touche LLP
 99.1 Annex I  --Sprint Corporation Selected Financial Data
               --Sprint Corporation Management's Discussion and Analysis
                of Financial Condition and Results of Operations
               --Report of Independent Auditors
               --Independent Auditors' Report
               --Sprint Corporation Consolidated Financial Statements and
                Notes thereto
               --Sprint Corporation Unaudited Pro Forma Condensed
                Combined Financial Statements and Notes thereto
      Annex II --PCS Group Information--Business
               --Historical PCS Group Selected Financial Data
               --PCS Group Management's Discussion and Analysis of
                Financial Condition and Results of Operations
               --Report of Independent Auditors
               --PCS Group Combined Financial Statements and Notes
                thereto
               --Sprint Spectrum Holding Company Combined with MinorCo
                and PhillieCo Selected Financial Data
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
                --Sprint Spectrum Holding Company Combined with MinorCo and
                 PhillieCo Management's Discussion and Analysis of Financial
                 Condition and Results of Operations
                --Independent Auditors' Report
                --Sprint Spectrum Holding Company Combined with MinorCo and
                 PhillieCo Financial Statements and Notes thereto
                --PCS Group Unaudited Pro Forma Condensed Combined Financial
                 Statements and Notes thereto
      Annex III --FON Group Information--Business
                --FON Group Selected Financial Data
                --FON Group Management's Discussion and Analysis of Financial
                 Condition and Results of Operations
                --Report of Independent Auditors
                --FON Group Combined Financial Statements and Notes thereto


 99.2 Computation of Supplemental Pro Forma Ratios of Earnings to Fixed
      Charges
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          SPRINT CORPORATION


                                          By: /s/ Michael T. Hyde
                                             ----------------------------------
                                             Name: Michael T. Hyde
                                             Title: Assistant Secretary

Date: November 2, 1998

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